Number of Shares: 10,000,000*	Date of Grant: April __, 2013

OPTION TO PURCHASE SHARES
OF COMMON STOCK

THIS CERTIFIES THAT, for value received, __________________ or his assignee, if any, (collectively, the “Holder”) is entitled to purchase from 3DIcon Corporation, an Oklahoma corporation (the “Company”), Ten Million and 00/100 (10,000,000) shares of the fully paid and nonassessable, restricted Rule 144 common stock (as adjusted from time to time pursuant to the provisions of this Option) (the “Shares”) of the Company on the following terms and conditions and for the price set forth in this Option during the period commencing on the “Date of Grant”, as shown above, and continuing for the Option Period, as defined herein.

The price for this Option is $50,000 (the “Option Price”), which is due to the Company on the Date of Grant.

The stock purchase right represented by this Option may be exercised by Holder from time to time, in part or in whole, and only during the period between the Date of Grant of this Option and April 15, 2018 (the “Option Period”). The price to be paid for the Shares to be purchased under this Option shall be $.01 per share (the “Option Exercise Price”).

This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information as is set forth on the form of the “Notice of Exercise” attached hereto as Exhibit A, (b) a check or cash in the amount of the Option Exercise Price of the Shares covered by the notice, and (c) the written investment representation as provided for herein. Notwithstanding any term, covenant or condition to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of Holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Option Exercise Price in cash, Holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which Holder would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price, as defined herein, per share of the Common Stock and the Option Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if Holder is exercising 1,000,000 Options with a per Option exercise price of $0.01 per share through a cashless exercise when the Common Stock’s current Market Price per share is $.50 per share, then upon such Cashless Exercise Holder will receive 980,000 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date.

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Holder represents and agrees that if Holder exercises this Option in whole or in part, Holder will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Holder shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, Holder shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

Holder further represents that Holder has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM,

and such other legend or legends as the Company and its counsel deem necessary or appropriate.

Within twenty days of the surrender of this Option and delivery to the Company of a Notice of Exercise of Option, the Company shall deliver to Holder the certificate representing the Shares, free from all liens and charges, and duly endorsed to Holder. The Shares issued upon the exercise of this Option will, upon issuance pursuant to the terms and conditions herein, be duly authorized, validly issued, fully paid and nonassessable.

If the Company at any time while this Option remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Option exist, into a different number of securities of the same class, the number of shares covered by this Option shall be proportionately decreased or increased in the case of a split, subdivision or combination, effective at the close of business on the date the split, subdivision or combination becomes effective.

The rights applicable to the Shares purchasable hereunder are set forth in the Company’s Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which has been supplied to Holder, and as the Certificate may be later amended. The Company shall promptly provide Holder with any restatement, amendment, modification or waiver of the Certificate of Incorporation promptly after the same has been made.

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No holder of this Option, by virtue of this Option alone, shall be entitled to vote or receive dividends or be deemed the holder of the Shares for any purpose, nor shall any provision contained herein be construed to confer upon the holder of this Option, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Option shall have been exercised as provided herein and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Each party shall bear its respective tax consequences of the grant or exercise of this Option. This is a non-qualified option.

If at any time the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the “Securities Act”) of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the existing or future stock option or other employee benefit plans, then the Company shall send to Holder a written notice of such determination and, if within fifteen days after the date of such notice, Holder shall so request in writing, the Company shall include in such registration statement, the underlying shares of the Option to Purchase Shares of Common Stock (“Option”) granted April 15, 2013 by the Company to Holder (collectively, the “Registrable Securities”) which Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale without restriction pursuant to Rule 144 promulgated under the Securities Act or that are the subject of a then effective registration statement; provided, further, however,:

a)     if the registration statement is an offering to be made on a continuous basis pursuant to Rule 415 and is not on a Form S-3, and the Commission advises the Company that all of the Registrable Securities which Holder has requested to be registered may not be included under Rule 415(a)(i), then the number of Registrable Securities to be registered shall be reduced to an amount to which is permitted by the Commission for resale under Rule 415; and

b)     if the registration so proposed by the Company involves an underwritten offering of the securities so being registered for the account of the Company, to be distributed by or through one or more underwriters of recognized standing, and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or any specified portion of the Registrable Securities which Holder has requested the Company to register and otherwise concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters, then the Company shall not be required to register any shares under the Option.

This Option and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

Any notice, request, communication or other document required or permitted to be given or delivered to Holder or the Company shall be delivered or sent by certified or registered mail, postage prepaid, to Holder at the address on the records of the Company on the date of same or to the Company at 6804 South Canton Avenue; Suite 150, Tulsa, OK 74136, Tulsa, Oklahoma.

Time is of the essence of this Option. This Option shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma without regard to its conflicts of law principles. Holder and the Company submit to the exclusive jurisdiction of the federal and state courts sitting in Tulsa, Oklahoma, for any action relating to this Option.

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In case any one or more of the covenants and agreements contained in this Option shall have been breached, Holder (in the case of a breach by the Company), or the Company (in the case of a breach by Holder), may proceed to protect and enforce its rights by suit in equity and by action at law, including, but not limited to, an action for damages as a result of any such breach and an action for specific performance of any such covenant or agreement contained in this Option. In the event an action or proceeding is brought to enforce any provision of this Option, the prevailing party shall be entitled to recover its reasonable attorney’s fees and costs from the other party.

This Option constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter. There are no third party beneficiaries of this Option.

3DIcon Corporation

By
Mark G. Willner, President

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Exhibit A

NOTICE OF EXERCISE

3DICON CORPORATION

_________________

_________________

_________________

Re: Nonstatutory Stock Option

1)         Notice is hereby given pursuant to my Nonstatutory Stock Option issued on April 15, 2013, that I elect to purchase the number of shares set forth below at the exercise price set forth in my Option:

Nonstatutory Stock Option Agreement dated: April 15, 2013.

Number of shares being purchased: ____________

Exercise Price: $0.01/share

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2)         I elect a cashless exercise pursuant to my Nonstatutory Stock Option. The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for the periods prescribed by the laws of the United States and of any applicable State.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required by the Company in connection with this exercise of my Option.

By:
(signature)
Name:

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